UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Modine Manufacturing Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V76442-P34366 MODINE MANUFACTURING COMPANY C/O CORPORATE SECRETARY 1500 DEKOVEN AVENUE RACINE, WI 53403-2552 MODINE MANUFACTURING COMPANY 2025 Annual Meeting Vote by August 20, 2025 11:59 PM ET. For shares held in a Plan, vote by August 16, 2025 11:59 PM ET. You invested in MODINE MANUFACTURING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 21, 2025. Vote Virtually at the Meeting* August 21, 2025 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/MOD2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V76443-P34366 THIS IS NOT A VOTABLE BALLOT This communication is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to review the proxy materials before voting on these important matters. 1. Election of Directors Nominees: 1a. Mr. Neil D. Brinker For 1b. Ms. Katherine C. Harper For 1c. Mr. David J. Wilson For 1d. Mr. Mark Bendza For 2. Advisory approval of the Company’s named executive officer compensation. For 3. Ratification of the appointment of the Company’s independent registered public accounting firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.